GENERAL Cannabis

INVESTOR PRESENTATION
JANUARY 2016

- General Cannabis Corporation is the all-in-one resource for the highest quality service providers available to the regulated Cannabis Industry.

- We are a trusted partner to the cultivation, production and retail side of the cannabis business.
  - We do this through a combination of strong operating divisions such as real estate, consulting, security, financing and the distribution of important infrastructure products to grow facilities and dispensaries.

- As a synergistic holding company, our subsidiaries are able to leverage the strengths of each other, as well as a larger balance sheet, to succeed.


LICENSE & APPLICATIONS
FACILITY DESIGN
OPERATIONS & CULTIVATION
COMPLIANCE
SECURITY
TRANSPORTATION
MONITORING
FINANCING
WHOLESALE
REAL ESTATE
SHARED WORKSPACE

OTCQB: CANN

Shares Outstanding: 14,915,208

Employees: 92

WWW.GENERALCANN.COM

All data as of December 31, 2015

**Figures for the quarter ended 12-31-2015 are Management's best estimates and have not yet been reviewed by the Company's independent auditors and accordingly may be subject to adjustment*

• Acquired & Developed 5 Strategic Operating Division
• Integrated cannabis holding company

IRON PROTECTION GROUP

ACQUIRED MARCH 2015

- Provides security services to cannabis buisinesses
- Cannabis Cash Transport
- CannaRunner

canna runner MJ COURIERS

The GREEN HOUSE

ACQUIRED OCTOBER 2014

- Shared workspace
- 16,000 square foot banking facility

NEXT BIG CROP CONSULTING

ACQUIRED MAY 2015

Next Big Crop has unparalleled experience in every phase of the production and sale of cannabis

CHIEFTON SUPPLY CO

ACQUIRED SEPTEMBER 2015

Chiefton designs, manufactures, distributes and sells high quality apparel for the cannabis market

GC CAPITAL

FORMED JANUARY 2014

- Pueblo Grow Facility
- Option to acquire Dixie Arizona interest

Revenue Performance

	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15(e)*
Revenues						
Services	$ (13,600)	$15,000	$17,382	$376,722	$554,458	$715,000
Tenant	28,764	27,500	26,677	37,911	29,365	27,500
Wholesale	39,263	7,000	12,798	12,569	9,494	15,000
Total Revenues	**$54,427**	**$49,500**	**$56,857**	**$427,202**	**$593,317**	**$757,500**
Q-O-Q Growth		**-9.1%**	**14.9%**	**651.4%**	**38.9%**	**27.7%**

Proven acquisition strategy with real revenue growth

*Revenue for the quarter ended 12-31-2015 are Management's best estimates and have not yet been reviewed by the Company's independent auditors and accordingly may be subject to adjustment

Ability to invest in early industry leader

- Building through calendar 2015 purchases of the Iron Protection Group ("IPG"), Next Big Crop, Dixie Brands Arizona (option) and Chiefton, CANN is now the largest public company with a legitimate presence in the regulated cannabis industry

- Best in class corporate infrastructure ready to scale and support additional acquisitions

- Unique portfolio of existing assets and industry partnerships positions CANN at center of the legal cannabis industry

- Industry-leading regulatory and compliance team: CANN ensures that all aspects of operations are in compliance with all state laws, policies, guidance and regulations to which they are subject and to provide an opportunity to customers and allies to use their services to ensure that they, too, are in full compliance

Company Specific Growth Opportunities

Arizona Dixie Franchise: Dixie is the premier cannabis edible company in the country. Recently launched Dixie Finance strategy in Arizona sets framework for multiple state expansion. Clear path to growth as new markets open to regulated cannabis production and retailing. Management has strong relationships with major participants in industry

New Market Dixie Licensees: Existing relationship with Dixie lays framework for Dixie Finance to provide debt to new franchisees. Opportunity to acquire equity in states where it is permitted

Pueblo Grow Facility Development: Three-acre property, which includes a 5,000 square foot steel building, and parking lot. The property is zoned and approved for an additional eight (8)- 5,000 square foot Greenhouse facilities for cultivating cannabis and is leased to a medical cannabis grower until December 31, 2022

Creating a banking solution for the cannabis industry: Physical plant at The Greenhouse provides a turnkey solution for a branch dedicated to regulated cannabis banking. Clear synergies between banking and GC Capital lending strategy

Proven Acquisition Program

Completed three acquisitions in 2015.
All integrated within 45 days.

All showing month/month revenue increases

- Focus on cash flow
- Focus on cross-selling opportunities
- We are the “grown-ups” in the room

Management

Robert Frichtel – CEO
Hunter Garth – Managing Director, Iron Protection Group
Richard Cardinal – Managing Director, Next Big Crop
Jacob Kulchin – Managing Director, Chiefton Supply Co.

Board of Directors

Peter Boockvar
Michael Feinsod
Robert Frichtel

IRON PROTECTION GROUP

The GREEN HOUSE

NEXT BIG CROP CONSULTING

CHIEFTON SUPPLY CO

GC CAPITAL